UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMKOR TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMKOR TECHNOLOGY, INC. 2026 Annual Meeting Vote by May 12, 2026 11:59 PM ET AMKOR TECHNOLOGY, INC. 2045 EAST INNOVATION CIRCLE TEMPE, ARIZONA 85284 V87381-P46885 You invested in AMKOR TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 13, 2026 11:30 a.m., Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMKR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Susan Y. Kim	For
1b.	Kevin K. Engel	For
1c.	Douglas A. Alexander	For
1d.	Roger A. Carolin	For
1e.	Winston J. Churchill	For
1f.	Daniel Liao	For
1g.	MaryFrances McCourt	For
1h.	Robert R. Morse	For
1i.	Giel Rutten	For
1j.	Gil C. Tily	For
1k.	David N. Watson	For
2.	Advisory vote to approve the compensation of our named executive officers.	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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